EXHIBIT 99.1

                         SUBSEQUENT TRANSFER INSTRUMENT

         Pursuant to this Subsequent Transfer Instrument, dated October 12, 2004 (the "Instrument"), among IndyMac ABS, Inc. (the "Depositor"), IndyMac Bank, F.S.B. (the "Seller") and Deutsche Bank National Trust Company (the "Trustee"), and pursuant to the Pooling and Servicing Agreement, dated as of September 1, 2004 (the "Pooling and Servicing Agreement"), among the Depositor as depositor, the Seller as master servicer (in such capacity, the "Master Servicer") and the Trustee as trustee of the IndyMac ABS, Inc., Home Equity Mortgage Loan Asset-Backed Certificates, Series SPMD 2004-B, the Seller and Depositor agree to the sale by the Seller and the purchase by the Depositor, and the Depositor and Trustee agree to the sale by the Depositor and the purchase by the Trustee, on behalf of the Trust Fund, of the Mortgage Loans listed on the attached Schedule of Subsequent Mortgage Loans (the "Subsequent Mortgage Loans").

         Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Pooling and Servicing Agreement.

         Section 1. Conveyance of Subsequent Mortgage Loans.
                    ---------------------------------------

         (a) The Seller does hereby sell, transfer, assign, set over and convey to the Depositor, without recourse, and the Depositor does hereby sell, transfer, assign, set over and convey to the Trustee on behalf of the Trust Fund, without recourse, all of its right, title and interest in and to the Subsequent Mortgage Loans, including all amounts due on the Subsequent Mortgage Loans after the related Subsequent Cut-off Date, and all items with respect to the Subsequent Mortgage Loans to be delivered pursuant to Section 2.01 of the Pooling and Servicing Agreement; provided, however that the Seller reserves and retains all right, title and interest in and to amounts due on the Subsequent Mortgage Loans on or prior to the related Subsequent Cut-off Date. The Seller and the Depositor, contemporaneously with the delivery of this Instrument, have delivered or caused to be delivered to the Depositor and the Trustee, respectively, each applicable item set forth in Section 2.01 of the Pooling and Servicing Agreement. The transfer to the Depositor by the Seller of the Subsequent Mortgage Loans identified on the attached Schedule of Subsequent Mortgage Loans shall be absolute and is intended by the Seller to constitute and to be treated as a sale by the Seller to the Depositor. The transfer to the Trustee by the Depositor of the Subsequent Mortgage Loans identified on the attached Schedule of Subsequent Mortgage Loans shall be absolute and is intended by the Depositor, the Master Servicer, the Trustee and the Certificateholders to constitute and to be treated as a sale by the Depositor to the Trust Fund.

         (b) Reserved.

         (c) Additional terms of the sale are set forth on Attachment A hereto.

         Section 2.  Representations and Warranties; Conditions Precedent.
                     ----------------------------------------------------

         (a) Each of the Seller and the Depositor hereby confirms that each of the applicable conditions precedent and applicable representations and warranties set forth in Section 2.07 of the Pooling and Servicing Agreement are satisfied as of the date hereof.

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         (b) All terms and conditions of the Pooling and Servicing Agreement are hereby ratified and confirmed; provided, however, that in the event of any conflict, the provisions of this Instrument shall control over the conflicting provisions of the Pooling and Servicing Agreement.

         Section 3.  Recordation of Instrument.
                     -------------------------

         To the extent permitted by applicable law, this Instrument, or a memorandum thereof if permitted under applicable law, is subject to recordation in all appropriate public offices for real property records in all of the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer at the Certificateholders' expense on direction of the related Certificateholders, but only when accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders or is necessary for the administration or servicing of the Mortgage Loans.

         Section 4.  Governing Law.
                     -------------

                  This Instrument shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws, without giving effect to principles of conflicts of law.

         Section 5.  Counterparts.
                     ------------

                  This Instrument may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same instrument.

         Section 6.  Successors and Assigns.
                     ----------------------

                  This Instrument shall inure to the benefit of and be binding upon the Seller, the Depositor, the Trustee and their respective successors and assigns.

                                        INDYMAC ABS, INC., as Depositor


                                        By: /s/ Andy Sciandra
                                            --------------------------------
                                        Name:   Andy Sciandra
                                        Title:  Senior Vice President

                                        INDYMAC BANK, F.S.B., as Seller


                                        By: /s/ Andy Sciandra
                                            --------------------------------
                                        Name:   Andy Sciandra
                                        Title:  Senior Vice President

                                        DEUTSCHE BANK NATIONAL TRUST COMPANY,
                                        as Trustee


                                        By: /s/ Brent Hoyler
                                            --------------------------------
                                        Name:   Brent Hoyler
                                        Title:  Associate

                                        By: /s/ Barbara Campbell
                                            --------------------------------
                                        Name:   Barbara Campbell
                                        Title:  Assistant Vice President




ATTACHMENTS

A. Additional terms of sale.

B. Schedule of Subsequent Mortgage Loans.

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                                  ATTACHMENT A

                            ADDITIONAL TERMS OF SALE

         A.  General

                  1.      Subsequent Cut-off Date: October 1, 2004
                  2.      Subsequent Transfer Date: October 12, 2004
                  3. Aggregate Principal Balance of the Subsequent Mortgage Loans as of the Subsequent Cut-off Date:
                          $95,562,790.00
                  4.      Purchase Price: 100.00%


         B. The following representations and warranties with respect to such Subsequent Mortgage Loan determined as of the related Subsequent Cut-off Date are true and correct: (i) the Subsequent Mortgage Loan may not be 30 or more days delinquent as of the related Subsequent Cut-off Date; (ii) the remaining term to stated maturity of the Subsequent Mortgage Loan shall not be less than 161 months and shall not exceed 360 months from its first payment date; (iii) the Subsequent Mortgage Loan may not provide for negative amortization; (iv) the Subsequent Mortgage Loan shall not have a Loan-to-Value Ratio greater than 100.00%; (v) the Subsequent Mortgage Loans shall have, as of the Subsequent Cut-off Date, a weighted average age since origination not in excess of 1.44 months; (vi) no Subsequent Mortgage Loan shall have a Mortgage Rate less than 3.3750% or greater than 13.000%; (vii) the Subsequent Mortgage Loan shall have been serviced by the Master Servicer since origination or purchase by the Originator in accordance with its standard servicing practices; (viii) the Subsequent Mortgage Loan must have a first payment date occurring on or before December 1, 2004; (ix) the Subsequent Mortgage Loan will have a Stated Principal Balance no greater than $1,050,000; and (x) the Subsequent Mortgage Loan shall have been underwritten in accordance with the criteria set forth under the section "The Mortgage Pool-Underwriting Standards; Representations" in the Prospectus Supplement.

         C. Following the purchase of the Subsequent Group I Mortgage Loans, the Group I Mortgage Loans (including the related Subsequent Group I Mortgage Loans) shall, as of the related Subsequent Cut-off Date: (i) have an original term to stated maturity of not more than 360 months from the first payment date thereon;
(ii) have a Mortgage Rate of not less than 4.125% and not more than 13.000%;
(iii) have a weighted average Loan-to-Value Ratio of approximately 76.93%; (iv) have no Mortgage Loan with a principal balance in excess of $602,795; (v) will consist of Mortgage Loans with Prepayment Charges representing no less than approximately 65.22% of the Mortgage Loans in Loan Group I; (vi) with respect to the adjustable-rate Mortgage Loans in Loan Group I, have a weighted average gross margin of approximately 5.059%; and (vii) have a weighted average FICO Score of approximately 598; in each case measured by aggregate principal balance of the Mortgage Loans in Loan Group I as of the Cut-off Date or Subsequent Cut-off Date applicable to each Mortgage Loan.

         D. Following the purchase of the Subsequent Group II Mortgage Loans, the Group II Mortgage Loans (including the related Subsequent Group II Mortgage Loans) shall, as of the related Subsequent Cut-off Date: (i) have an original term to stated maturity of not more than 360 months from the first payment date thereon; (ii) have a Mortgage Rate of not less than 3.375% and not more than 11.250%; (iii) have a weighted average Loan-to-Value Ratio of approximately 76.48%; (iv) have no Mortgage Loan with a principal balance in excess of $1,050,000; (v) will consist of Mortgage Loans with Prepayment Charges representing no less than approximately 60.09% of the Mortgage

Loans in Loan Group II; (vi) with respect to the adjustable-rate Mortgage Loans in Loan Group II, have a weighted average gross margin of approximately 4.961%; and (vii) have a weighted average FICO Score of approximately 625; in each case measured by aggregate principal balance of the Mortgage Loans in Loan Group II as of the Cut-off Date or Subsequent Cut-off Date applicable to each Mortgage Loan.

                                  ATTACHMENT B
                                  ------------

                      SCHEDULE OF SUBSEQUENT MORTGAGE LOANS

                                [Filed by Paper]